SUPPLEMENT DATED MAY 20, 2011 TO THE PROSPECTUS DATED JULY 19, 2010

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
(the "Fund")

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

On May 4, 2011, the Board of Managers ("Board") of the Fund preliminarily authorized pursuit of a merger of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (the "TEI Master Fund"), in which the Fund invests substantially all of its assets, with and into Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the "Multi-Strategy Master Fund"), whereby the TEI Master Fund would transfer all of its assets and liabilities to the Multi-Strategy Master Fund and in return, the Multi-Strategy Master Fund would issue its units to members of the TEI Master Fund, including the Fund, in an amount equal to the value of their units in the TEI Master Fund.  As a result, the Fund would become a feeder fund into Multi-Strategy Master Fund in lieu of being a feeder fund into TEI Master Fund.  The merger is subject to certain conditions, including final approval by the Board and Members.  It is currently anticipated that proxy materials regarding the merger will be distributed to Members in the third quarter of 2011 and that a meeting of Members to consider the merger will be held in September 2011.

Please retain this Supplement for future reference.